The
Chubb
Corporation

Supplementary
Investor
Information

December 31, 2003

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION
SUPPLEMENTARY INVESTOR INFORMATION
TABLE OF CONTENTS
DECEMBER 31, 2003

Page

The Chubb Corporation:
Sources of Consolidated Net Income	1
Share Data	2
Consolidated Balance Sheet Highlights	3
Summary of Invested Assets:
Corporate	4
Property and Casualty	4
Property and Casualty Insurance Group:
Investment Income After Taxes	5
Statutory Policyholders’ Surplus	5
Combined Loss and Expense Ratios	6
Claims and Claim Expense Components	6
Change in Net Unpaid Claims	7
Underwriting Results — Year-to-Date	8-11
Underwriting Results — Quarterly	12-15
Definitions of Key Terms	16

THE CHUBB CORPORATION
SOURCES OF CONSOLIDATED NET INCOME

	PERIODS ENDED DECEMBER 31

	FOURTH QUARTER		TWELVE MONTHS

	2003	2002	2003	2002

	(in millions)
Property and Casualty
Underwriting Income (Loss)(a)	(137.5)	(61.1)	104.5	(625.9)
Investment Income, Net of Expenses	281.7	238.1	1,058.4	929.4
Other Charges	(6.9)	(8.5)	(29.5)	(25.3)

Property and Casualty Income	137.3	168.5	1,133.4	278.2
Chubb Financial Solutions Non-Insurance Business	(96.3)	(13.9)	(126.9)	(69.8)
Corporate and Other	(54.9)	(18.5)	(157.3)	(73.9)

Consolidated Operating Income (Loss) Before Income Tax	(13.9)	136.1	849.2	134.5
Federal and Foreign Income Tax (Credit)(b)	(87.0)	52.4	95.3	(66.4)

CONSOLIDATED OPERATING INCOME	73.1	83.7	753.9	200.9
Realized Investment Gains (Losses) After Income Tax	(.8)	(27.1)	54.9	22.0

CONSOLIDATED NET INCOME	$72.3	$56.6	$808.8	$222.9

Effective January 1, 2003, the Corporation adopted the fair value method of accounting for stock-based employee compensation plans using the modified prospective method of transition. The change in accounting resulted in a decrease in operating income before income tax of $15.1 million ($10.3 million after-tax) for the fourth quarter of 2003 and $66.2 million ($46.0 million after-tax) for the twelve months ended December 31, 2003.

(a)	Underwriting income (loss) in the fourth quarter and twelve months ended December 31, 2003 includes net losses of $250.0 million ($162.5 million after-tax) related to asbestos claims. Underwriting loss in the fourth quarter and twelve months ended December 31, 2002 includes net losses of $75.0 million ($48.7 million after-tax) and $741.1 million ($481.1 million after-tax), respectively, related to asbestos and toxic waste claims.

(b)	The federal income tax provision in the fourth quarter of 2002 and twelve months ended December 31, 2002 includes a $40.0 million tax valuation allowance from not being able to recognize, for accounting purposes, certain U.S. tax benefits related to European losses. The federal income tax provision in the fourth quarter of 2003 and twelve months ended December 31, 2003 includes a $40.0 million credit for the reversal of the tax valuation allowance established in 2002.

THE CHUBB CORPORATION

SHARE DATA

	PERIODS ENDED DECEMBER 31

	FOURTH QUARTER		TWELVE MONTHS

	2003	2002	2003	2002

Diluted Earnings Per Share Data
Operating Income	$.38	$.48	$4.16	$1.16
Realized Investment Gains (Losses)	—	(.15)	.30	.13

Net Income	$.38	$.33	$4.46	$1.29

Effect of Catastrophe Losses	$(.11)	$(.09)	$(1.05)	$(.37)

Effect of Asbestos and Toxic Waste Losses	$(.86)	$(.29)	$(.90)	$(2.79)

Effect of Chubb Financial Solutions
Non-Insurance Business	$(.33)	$(.05)	$(.45)	$(.26)

Effect of Tax Valuation Allowance	$.21	$(.23)	$.22	$(.23)

Effect of Expensing Stock Options	$(.05)	$—	$(.25)	$—

Average Common and Potentially
Dilutive Shares Outstanding (in millions)	190.0	171.7	181.3	172.9

SHARE REPURCHASE ACTIVITY

	PERIODS ENDED DECEMBER 31
			FROM
	FOURTH	TWELVE	FEBRUARY 1994
	QUARTER	MONTHS	TO
	2003	2003	DECEMBER 31, 2003

	(dollars in millions, except per share amounts)
Cost of Shares Repurchased	—	—	$2,633.4
Average Cost Per Share	—	—	$64.71
Shares Repurchased	—	—	40,698,200

In February 1994, the Board of Directors authorized the repurchase of up to 10,000,000 shares of common stock. Through March 1997, 6,851,600 shares were repurchased under the 1994 share repurchase authorization. In March 1997, the Board of Directors replaced the 1994 authorization with a new authorization to repurchase up to 17,500,000 shares of common stock. In July 1998, the Board of Directors authorized the repurchase of up to an additional 12,500,000 shares. In June 2001, the Board of Directors authorized the repurchase of up to an additional 16,000,000 shares; the 2001 authorization expired on June 30, 2003. As of December 31, 2003, 3,287,100 shares remained under the 1998 share repurchase authorization.

THE CHUBB CORPORATION

CONSOLIDATED BALANCE SHEET HIGHLIGHTS
AS OF DECEMBER 31

	2003	2002

	(in millions)
Invested Assets (at carrying value)
Short Term Investments	$2,695.9	$1,756.7
Fixed Maturities
Tax Exempt	11,621.0	9,877.8
Taxable	10,790.7	8,385.7
Equity Securities	1,514.4	992.2

Total Invested Assets	$26,622.0	$21,012.4

Unrealized Appreciation of Fixed Maturities Carried at Amortized Cost	$35.2	$55.8

Capitalization
Long Term Debt	$2,813.9	$1,959.1
Shareholders’ Equity	8,522.0	6,825.7	(a)

Total Capitalization	$11,335.9	$8,784.8

DEBT AS A PERCENTAGE OF TOTAL CAPITALIZATION	24.8%	22.3%
Actual Common Shares Outstanding	188.0	171.2
Book Value Per Common Share	$45.33	$39.87	(a)
Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$42.21	$36.42	(a)

(a)	Shareholders’ equity and book value per common share at December 31, 2002 have been restated to reflect the accounting changes prescribed by Financial Accounting Standards Board Interpretation No. 46, Consolidation of Variable Interest Entities, an interpretation of Accounting Research Bulletin No. 51. The effect of the restatement on previously reported December 31, 2002 shareholders’ equity was a decrease of $33.5 million. The effect on net income for 2002, as previously reported, and on net income for 2003 was immaterial.

THE CHUBB CORPORATION

SUMMARY OF INVESTED ASSETS
AS OF DECEMBER 31

CORPORATE

	Cost or		Market		Carrying
	Amortized Cost		Value		Value

	2003	2002	2003	2002	2003	2002

	(in millions)
Short Term Investments	$714.3	$106.4	$714.3	$106.4	$714.3	$106.4
Taxable Fixed Maturities	433.1	144.7	436.4	150.3	436.4	150.3
Equity Securities	8.4	71.0	9.5	71.3	9.5	71.3

TOTAL	$1,155.8	$322.1	$1,160.2	$328.0	$1,160.2	$328.0

PROPERTY AND CASUALTY

	Cost or		Market		Carrying
	Amortized Cost		Value		Value

	2003	2002	2003	2002	2003	2002

	(in millions)
Short Term Investments	$1,981.6	$1,650.3	$1,981.6	$1,650.3	$1,981.6	$1,650.3
Fixed Maturities
Tax Exempt	10,976.7	9,244.1	11,656.2	9,933.6	11,621.0	9,877.8
Taxable	10,098.7	7,967.8	10,354.3	8,235.4	10,354.3	8,235.4
Common Stocks	1,333.3	886.0	1,458.2	874.7	1,458.2	874.7
Preferred Stocks	39.7	41.3	46.7	46.2	46.7	46.2

TOTAL	$24,430.0	$19,789.5	$25,497.0	$20,740.2	$25,461.8	$20,684.4

THE CHUBB CORPORATION

PROPERTY AND CASUALTY

INVESTMENT INCOME AFTER TAXES

	PERIODS ENDED DECEMBER 31

	FOURTH QUARTER		TWELVE MONTHS

	2003	2002	2003	2002

	(in millions)
Investment Income
Dividends	$10.2	$2.4	$30.1	$9.9
Taxable Interest	91.7	76.7	344.8	297.5
Tax Exempt Interest	126.7	118.2	484.1	468.0
Investment Expenses	(4.6)	(3.2)	(15.9)	(14.8)

TOTAL	$224.0	$194.1	$843.1	$760.6

Amounts are shown net of applicable income taxes
Effective Tax Rate	20.5%	18.5%	20.3%	18.2%
After Tax Annualized Yield	3.73%	4.09%	3.80%	4.31%

After tax annualized yield is based on the average invested assets for the periods presented with fixed maturities at amortized cost and equity securities at market value.

STATUTORY POLICYHOLDERS’ SURPLUS

	Dec. 31	Dec. 31
	2003	2002

	(in millions)
Estimated Statutory Policyholders’ Surplus	$6,300	$4,512
Rolling Year Statutory Net Premiums Written	11,071	9,034
Ratio of Statutory Net Premiums Written to Estimated Policyholders’ Surplus	1.75:1	2.00:1

Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION

PROPERTY AND CASUALTY

UNDERWRITING RATIOS

	PERIODS ENDED DECEMBER 31

	FOURTH QUARTER		TWELVE MONTHS

	2003	2002	2003	2002

Loss Ratio	74.4%	70.3%	67.6%	75.4%
Expense Ratio	29.6	30.9	30.4	31.3

Combined Ratio	104.0%	101.2%	98.0%	106.7%

Effect of Catastrophe Losses on Combined Ratio	1.2%	1.1%	2.9%	1.2%

The underwriting ratios for the fourth quarter of 2003 and 2002 include the effect of net losses of $250.0 million and $75.0 million, respectively, related to asbestos claims. Excluding the effect of such losses, the losses to premiums earned ratio was 65.2% and 66.9% and the combined loss and expense ratio was 94.8% and 97.8% in the fourth quarter of 2003 and 2002, respectively.

The underwriting ratios for the twelve months ended December 31, 2003 include the effect of net losses of $250.0 million related to asbestos claims. The underwriting ratios for the twelve months ended December 31, 2002 include the effect of net losses of $741.1 million related to asbestos and toxic waste claims. Excluding the effect of such losses, the losses to premiums earned ratio was 65.1% and 66.2% and the combined loss and expense ratio was 95.5% and 97.5% in 2003 and 2002, respectively.

CLAIMS AND CLAIM EXPENSE COMPONENTS

	PERIODS ENDED DECEMBER 31

	FOURTH QUARTER		TWELVE MONTHS

	2003	2002	2003	2002

	(in millions)
Paid Claims and Claim Expenses	$1,278.7	$1,153.8	$4,987.6	$4,432.7
Increase in Unpaid Claims and Claim Expenses	738.5	397.8	1,879.6	1,631.9

Total Claims and Claim Expenses	$2,017.2	$1,551.6	$6,867.2	$6,064.6

The increase in unpaid claims and claim expenses for the fourth quarter of 2003 and 2002 includes $205.8 million and $53.8 million, respectively, related to asbestos and toxic waste claims. The increase in unpaid claims and claim expenses for the twelve months ended December 31, 2003 and 2002 includes $154.4 million and $671.3 million, respectively, related to asbestos and toxic waste claims.

THE CHUBB CORPORATION

PROPERTY AND CASUALTY

CHANGE IN NET UNPAID CLAIMS
TWELVE MONTHS ENDED DECEMBER 31, 2003

	Net Unpaid Claims
				IBNR	All Other Unpaid Claims Increase
	12/31/03	12/31/02	Increase	Increase	(Decrease)

	(in millions)
PERSONAL INSURANCE
Automobile	$342.6	$306.7	$35.9	$12.2	$23.7
Homeowners	564.2	488.3	75.9	47.2	28.7
Other	312.0	271.3	40.7	4.4	36.3

Total Personal	1,218.8	1,066.3	152.5	63.8	88.7

COMMERCIAL INSURANCE
Multiple Peril	1,248.2	1,224.4	23.8	49.6	(25.8)
Casualty	3,922.6	3,526.0	396.6	237.4	159.2
Workers’ Compensation	890.9	746.6	144.3	70.7	73.6
Property and Marine	483.1	371.2	111.9	80.8	31.1

Total Commercial	6,544.8	5,868.2	676.6	438.5	238.1

SPECIALTY INSURANCE
Executive Protection	3,995.0	3,335.3	659.7	294.9	364.8
Financial Institutions	1,720.4	1,580.5	139.9	300.8	(160.9)
Other	1,042.2	791.3	250.9	300.6	(49.7)

Total Specialty	6,757.6	5,707.1	1,050.5	896.3	154.2

TOTAL	$14,521.2	$12,641.6	$1,879.6	$1,398.6	$481.0

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2003 AND 2002
(MILLIONS OF DOLLARS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal

	2003	2002	2003	2002	2003	2002	2003	2002

Net Premiums Written	$590.0	$536.1	$1,485.4	$1,299.0	$514.9	$478.6	$2,590.3	$2,313.7
Increase (Decrease) in Unearned Premiums	30.3	27.5	98.6	129.9	22.0	26.1	150.9	183.5

Net Premiums Earned	559.7	508.6	1,386.8	1,169.1	492.9	452.5	2,439.4	2,130.2

Net Losses Paid	354.2	308.9	892.4	705.8	193.7	184.2	1,440.3	1,198.9
Increase (Decrease) in Outstanding Losses	35.9	37.4	75.9	97.8	40.7	18.7	152.5	153.9

Net Losses Incurred	390.1	346.3	968.3	803.6	234.4	202.9	1,592.8	1,352.8

Expenses Incurred	172.2	157.5	513.6	464.2	166.0	157.6	851.8	779.3
Dividends Incurred	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Statutory Underwriting Income (Loss)	$(2.6)	$4.8	$(95.1)	$(98.7)	$92.5	$92.0	$(5.2)	$(1.9)

Ratios After Dividends to Policyholders:
Loss	69.7%	68.1%	69.8%	68.8%	47.6%	44.9%	65.3%	63.5%
Expense	29.2	29.4	34.6	35.7	32.2	32.9	32.9	33.7

Combined	98.9%	97.5%	104.4%	104.5%	79.8%	77.8%	98.2%	97.2%

Premiums Written as a % of Total	5.3%	5.9%	13.4%	14.4%	4.7%	5.3%	23.4%	25.6%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2003 AND 2002
(MILLIONS OF DOLLARS)

	Commercial		Commercial		Workers'		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial

	2003	2002	2003	2002	2003	2002	2003	2002	2003	2002

Net Premiums Written	$1,088.6	$930.1	$1,362.1	$1,119.0	$625.9	$458.2	$1,032.4	$897.4	$4,109.0	$3,404.7
Increase (Decrease) in Unearned Premiums	72.8	87.5	125.0	152.2	75.7	47.3	51.1	190.5	324.6	477.5

Net Premiums Earned	1,015.8	842.6	1,237.1	966.8	550.2	410.9	981.3	706.9	3,784.4	2,927.2

Net Losses Paid	516.8	567.9	583.0	669.4	234.9	204.8	415.9	350.9	1,750.6	1,793.0
Increase (Decrease) in Outstanding Losses	23.8	(51.6)	396.6	651.4	144.3	48.4	111.9	53.9	676.6	702.1

Net Losses Incurred	540.6	516.3	979.6	1,320.8	379.2	253.2	527.8	404.8	2,427.2	2,495.1

Expenses Incurred	397.6	357.0	391.9	335.0	149.1	115.9	352.5	295.6	1,291.1	1,103.5
Dividends Incurred	0.0	0.0	0.0	0.0	11.9	24.6	0.0	0.0	11.9	24.6

Statutory Underwriting Income (Loss)	$77.6	$(30.7)	$(134.4)	$(689.0)	$10.0	$17.2	$101.0	$6.5	$54.2	$(696.0)

Ratios After Dividends to Policyholders:
Loss	53.2%	61.3%	79.2%	136.6%	70.4%	65.7%	53.8%	57.3%	64.4%	86.0%
Expense	36.5	38.4	28.8	30.0	24.3	26.6	34.1	32.9	31.5	32.6

Combined	89.7%	99.7%	108.0%	166.6%	94.7%	92.3%	87.9%	90.2%	95.9%	118.6%

Premiums Written as a % of Total	9.8%	10.3%	12.3%	12.4%	5.7%	5.1%	9.3%	9.9%	37.1%	37.7%

The Property and Casualty underwriting results for 2003 include the effect of net losses of $250.0 million related to asbestos claims. Excluding the effect of such losses, the combined loss and expense ratio was 87.8% for Casualty and 89.2% for Total Commercial.

The Property and Casualty underwriting results for 2002 include the effect of net losses of $741.1 million related to asbestos and toxic waste claims. Excluding the effect of such losses, the combined loss and expense ratio was 89.9% for Casualty and 93.1% for Total Commercial.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2003 AND 2002
(MILLIONS OF DOLLARS)

	Executive		Financial		Other		Total		Worldwide
	Protection		Institutions		Specialty		Specialty		Total

	2003	2002	2003	2002	2003	2002	2003	2002	2003	2002

Net Premiums Written	$2,113.6	$1,702.4	$830.0	$680.3	$1,425.0	$946.2	$4,368.6	$3,328.9	$11,067.9	$9,047.3
Increase (Decrease) in Unearned Premiums	162.8	125.6	44.3	34.2	202.8	141.2	409.9	301.0	885.4	962.0

Net Premiums Earned	1,950.8	1,576.8	785.7	646.1	1,222.2	805.0	3,958.7	3,027.9	10,182.5	8,085.3

Net Losses Paid	899.6	854.1	515.3	302.5	381.8	284.2	1,796.7	1,440.8	4,987.6	4,432.7
Increase (Decrease) in Outstanding Losses	659.7	468.3	139.9	229.9	250.9	77.7	1,050.5	775.9	1,879.6	1,631.9

Net Losses Incurred	1,559.3	1,322.4	655.2	532.4	632.7	361.9	2,847.2	2,216.7	6,867.2	6,064.6

Expenses Incurred	506.0	449.7	220.9	181.4	486.5	308.7	1,213.4	939.8	3,356.3	2,822.6
Dividends Incurred	0.0	0.0	7.1	9.5	3.8	2.4	10.9	11.9	22.8	36.5

Statutory Underwriting Income (Loss)	$(114.5)	$(195.3)	$(97.5)	$(77.2)	$99.2	$132.0	$(112.8)	$(140.5)	(63.8)	(838.4)

Increase in Deferred Policy Acquisition Costs									168.3	212.5

Underwriting Income (Loss)									$104.5	$(625.9)

Ratios After Dividends to Policyholders:
Loss	79.9%	83.9%	84.2%	83.6%	52.0%	45.1%	72.1%	73.5%	67.6%	75.4%
Expense	24.0	26.4	26.8	27.1	34.2	32.7	27.9	28.3	30.4	31.3

Combined	103.9%	110.3%	111.0%	110.7%	86.2%	77.8%	100.0%	101.8%	98.0%	106.7%

Premiums Written as a % of Total	19.1%	18.8%	7.5%	7.5%	12.9%	10.4%	39.5%	36.7%	100.0%	100.0%

The Property and Casualty underwriting results for 2003 include the effect of net losses of $250.0 million related to asbestos claims. Excluding the effect of such losses, the combined loss and expense ratio was 95.5% for Worldwide Total.

The Property and Casualty underwriting results for 2002 include the effect of net losses of $741.1 million related to asbestos and toxic waste claims. Excluding the effect of such losses, the combined loss and expense ratio was 97.5% for Worldwide Total.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2003 AND 2002
(MILLIONS OF DOLLARS)

					Worldwide
	United States		Foreign		Total

	2003	2002	2003	2002	2003	2002

Net Premiums Written	$9,134.4	$7,502.6	$1,933.5	$1,544.7	$11,067.9	$9,047.3
Increase (Decrease) in Unearned Premiums	780.1	838.1	105.3	123.9	885.4	962.0

Net Premiums Earned	8,354.3	6,664.5	1,828.2	1,420.8	10,182.5	8,085.3

Net Losses Paid	4,580.4	3,912.1	407.2	520.6	4,987.6	4,432.7
Increase (Decrease) in Outstanding Losses	1,236.0	1,137.8	643.6	494.1	1,879.6	1,631.9

Net Losses Incurred	5,816.4	5,049.9	1,050.8	1,014.7	6,867.2	6,064.6

Expenses Incurred	2,685.8	2,240.1	670.5	582.5	3,356.3	2,822.6
Dividends Incurred	22.8	36.5	0.0	0.0	22.8	36.5

Statutory Underwriting Income (Loss)	$(170.7)	$(662.0)	$106.9	$(176.4)	(63.8)	(838.4)

Increase in Deferred Policy Acquisition Costs					168.3	212.5

Underwriting Income (Loss)					$104.5	$(625.9)

Ratios After Dividends to Policyholders:
Loss	69.8%	76.2%	57.5%	71.4%	67.6%	75.4%
Expense	29.5	30.0	34.7	37.7	30.4	31.3

Combined	99.3%	106.2%	92.2%	109.1%	98.0%	106.7%

Premiums Written as a % of Total	82.5%	82.9%	17.5%	17.1%	100.0%	100.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2003 AND 2002
(MILLIONS OF DOLLARS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal

	2003	2002	2003	2002	2003	2002	2003	2002

Net Premiums Written	$146.4	$134.0	$371.2	$327.9	$123.5	$114.5	$641.1	$576.4
Increase (Decrease) in Unearned Premiums	1.9	1.5	5.0	14.0	(1.2)	(2.4)	5.7	13.1

Net Premiums Earned	144.5	132.5	366.2	313.9	124.7	116.9	635.4	563.3

Net Losses Paid	92.5	79.1	238.9	180.0	48.2	44.4	379.6	303.5
Increase (Decrease) in Outstanding Losses	9.3	10.1	(5.5)	25.8	17.5	8.5	21.3	44.4

Net Losses Incurred	101.8	89.2	233.4	205.8	65.7	52.9	400.9	347.9

Expenses Incurred	41.7	36.5	128.4	117.0	41.0	38.2	211.1	191.7
Dividends Incurred	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Statutory Underwriting Income (Loss)	$1.0	$6.8	$4.4	$(8.9)	$18.0	$25.8	$23.4	$23.7

Ratios After Dividends to Policyholders:
Loss	70.4%	67.3%	63.7%	65.5%	52.7%	45.2%	63.1%	61.8%
Expense	28.5	27.3	34.6	35.7	33.2	33.4	32.9	33.2

Combined	98.9%	94.6%	98.3%	101.2%	85.9%	78.6%	96.0%	95.0%

Premiums Written as a % of Total	5.0%	5.6%	12.7%	13.5%	4.2%	4.7%	21.9%	23.8%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2003 AND 2002
(MILLIONS OF DOLLARS)

	Commercial		Commercial		Workers'		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial

	2003	2002	2003	2002	2003	2002	2003	2002	2003	2002

Net Premiums Written	$279.2	$242.6	$352.1	$284.3	$150.0	$107.9	$266.3	$244.7	$1,047.6	$879.5
Increase (Decrease) in Unearned Premiums	19.5	17.9	15.9	17.4	1.6	(1.2)	12.4	34.8	49.4	68.9

Net Premiums Earned	259.7	224.7	336.2	266.9	148.4	109.1	253.9	209.9	998.2	810.6

Net Losses Paid	115.2	141.9	168.2	181.1	56.8	54.3	84.3	85.6	424.5	462.9
Increase (Decrease) in Outstanding Losses	18.4	(15.2)	273.2	49.5	55.5	11.0	43.0	55.6	390.1	100.9

Net Losses Incurred	133.6	126.7	441.4	230.6	112.3	65.3	127.3	141.2	814.6	563.8

Expenses Incurred	102.1	92.8	99.6	84.0	36.7	27.5	90.3	78.9	328.7	283.2
Dividends Incurred	0.0	0.0	0.0	0.0	2.2	7.3	0.0	0.0	2.2	7.3

Statutory Underwriting Income (Loss)	$24.0	$5.2	$(204.8)	$(47.7)	$(2.8)	$9.0	$36.3	$(10.2)	$(147.3)	$(43.7)

Ratios After Dividends to Policyholders:
Loss	51.4%	56.4%	131.3%	86.4%	76.8%	64.2%	50.2%	67.3%	81.8%	70.2%
Expense	36.6	38.2	28.3	29.6	24.8	27.3	33.9	32.2	31.4	32.5

Combined	88.0%	94.6%	159.6%	116.0%	101.6%	91.5%	84.1%	99.5%	113.2%	102.7%

Premiums Written as a % of Total	9.5%	10.0%	12.0%	11.7%	5.1%	4.4%	9.1%	10.1%	35.7%	36.2%

The Property and Casualty underwriting results for the fourth quarter of 2003 include the effect of net losses of $250.0 million related to asbestos claims. Excluding the effect of such losses, the combined loss and expense ratio was 85.2% for Casualty and 88.1% for Total Commercial.

The Property and Casualty underwriting results for the fourth quarter of 2002 include the effect of net losses of $75.0 million related to asbestos claims. Excluding the effect of such losses, the combined loss and expense ratio was 87.9% for Casualty and 93.3% for Total Commercial.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2003 AND 2002
(MILLIONS OF DOLLARS)

	Executive		Financial		Other		Total		Worldwide
	Protection		Institutions		Specialty		Specialty		Total

	2003	2002	2003	2002	2003	2002	2003	2002	2003	2002

Net Premiums Written	$587.6	$488.1	$226.6	$172.0	$427.5	$311.1	$1,241.7	$971.2	$2,930.4	$2,427.1
Increase (Decrease) in Unearned Premiums	73.4	73.4	18.8	(4.1)	67.2	59.3	159.4	128.6	214.5	210.6

Net Premiums Earned	514.2	414.7	207.8	176.1	360.3	251.8	1,082.3	842.6	2,715.9	2,216.5

Net Losses Paid	240.8	228.4	117.7	74.2	116.1	84.8	474.6	387.4	1,278.7	1,153.8
Increase (Decrease) in Outstanding Losses	184.0	177.3	56.1	109.6	87.0	(34.4)	327.1	252.5	738.5	397.8

Net Losses Incurred	424.8	405.7	173.8	183.8	203.1	50.4	801.7	639.9	2,017.2	1,551.6

Expenses Incurred	124.7	123.2	57.2	41.9	144.3	107.3	326.2	272.4	866.0	747.3
Dividends Incurred	0.0	0.0	1.5	1.5	1.1	1.1	2.6	2.6	4.8	9.9

Statutory Underwriting Income (Loss)	$(35.3)	$(114.2)	$(24.7)	$(51.1)	$11.8	$93.0	$(48.2)	$(72.3)	(172.1)	(92.3)

Increase in Deferred Policy Acquisition Costs									34.6	31.2

Underwriting Income (Loss)									$(137.5)	$(61.1)

Ratios After Dividends to Policyholders:
Loss	82.6%	97.8%	84.3%	105.3%	56.6%	20.1%	74.3%	76.2%	74.4%	70.3%
Expense	21.2	25.3	25.4	24.5	33.8	34.6	26.3	28.1	29.6	30.9

Combined	103.8%	123.1%	109.7%	129.8%	90.4%	54.7%	100.6%	104.3%	104.0%	101.2%

Premiums Written as a % of Total	20.1%	20.1%	7.7%	7.1%	14.6%	12.8%	42.4%	40.0%	100.0%	100.0%

The Property and Casualty underwriting results for the fourth quarter of 2003 include the effect of net losses of $250.0 million related to asbestos claims. Excluding the effect of such losses, the combined loss and expense ratio was 94.8% for Worldwide Total.

The Property and Casualty underwriting results for the fourth quarter of 2002 include the effect of net losses of $75.0 million related to asbestos claims. Excluding the effect of such losses, the combined loss and expense ratio was 97.8% for Worldwide Total.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2003 AND 2002
(MILLIONS OF DOLLARS)

					Worldwide
	United States		Foreign		Total

	2003	2002	2003	2002	2003	2002

Net Premiums Written	$2,399.2	$1,997.9	$531.2	$429.2	$2,930.4	$2,427.1
Increase (Decrease) in Unearned Premiums	176.5	162.4	38.0	48.2	214.5	210.6

Net Premiums Earned	2,222.7	1,835.5	493.2	381.0	2,715.9	2,216.5

Net Losses Paid	1,230.3	1,036.5	48.4	117.3	1,278.7	1,153.8
Increase (Decrease) in Outstanding Losses	487.4	182.1	251.1	215.7	738.5	397.8

Net Losses Incurred	1,717.7	1,218.6	299.5	333.0	2,017.2	1,551.6

Expenses Incurred	690.8	591.1	175.2	156.2	866.0	747.3
Dividends Incurred	4.8	9.9	0.0	0.0	4.8	9.9

Statutory Underwriting Income (Loss)	$(190.6)	$15.9	$18.5	$(108.2)	(172.1)	(92.3)

Increase in Deferred Policy Acquisition Costs					34.6	31.2

Underwriting Income (Loss)					$(137.5)	$(61.1)

Ratios After Dividends to Policyholders:
Loss	77.4%	66.8%	60.7%	87.4%	74.4%	70.3%
Expense	28.9	29.7	33.0	36.4	29.6	30.9

Combined	106.3%	96.5%	93.7%	123.8%	104.0%	101.2%

Premiums Written as a % of Total	81.9%	82.3%	18.1%	17.7%	100.0%	100.0%

THE CHUBB CORPORATION

Definitions of Key Terms

Operating Income

Operating income, a non-GAAP financial measure, is net income excluding after-tax realized investment gains and losses. Management uses operating income, among other measures, to evaluate its performance because the realization of investment gains and losses in any given period is largely discretionary as to timing and can fluctuate significantly, which could distort the analysis of trends.

Underwriting Income (Loss)

Management evaluates underwriting results separately from investment results. The underwriting operations consist of three separate business units: personal insurance, commercial insurance and specialty insurance. Performance of the business units is based on statutory underwriting results. Statutory accounting principles differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses incurred and statutory underwriting expenses incurred.

Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses incurred and GAAP underwriting expenses incurred.

Property and Casualty Investment Income After Income Tax

Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment performance because it reflects the impact of any change in the proportion of the investment portfolio invested in tax-exempt securities and is therefore more meaningful for analysis purposes than investment income before income taxes.

Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost

Book value per share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income, the after-tax appreciation or depreciation on the Corporation’s available-for-sale fixed maturities carried at market value. The appreciation or depreciation on available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.

Combined Ratio or Combined Loss and Expense Ratio

The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.